                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 24, 2003

                           priceline.com Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-25581                   06-1528493
----------------------------    ------------------------     -------------------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

      800 Connecticut Avenue, Norwalk, Connecticut         06854
      --------------------------------------------       ----------
              (Address of principal office)              (zip code)

               Registrant's telephone number, including area code
                                 (203) 299-8000

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

         On January 24, 2003, the Board of Directors of priceline.com Incorporated, a Delaware corporation, announced the appointment of retired KPMG partner Howard "Skip" Barker, Jr. to its Board of Directors. Mr. Barker replaces William E. Ford, who is retiring from the priceline.com Board. Attached as
Exhibit 99.1 is a copy of the press release issued by priceline.com on January 24, 2003.


         c.  Exhibits

         99.1    Press Release issued by priceline.com on January 24, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PRICELINE.COM INCORPORATED




                               By: /s/ Jeffery H. Boyd
                                   --------------------------------------
                                   Jeffery H. Boyd
                                   President and Chief Executive Officer



Dated:  January 24, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1           Press Release issued by priceline.com on January 24, 2003